EXHIBIT 2.1(A)

Articles of Incorporation

1

2

Electronic Articles of Incorporation
For

P17000009861
FILED
January 30, 2017
Sec. Of State
tchang

SOCIAL INVESTMENT HOLDINGS, INC.

The undersigned incorporator, for the purpose of forming a Florida profit corporation, hereby adopts the following Articles of Incorporation:

Article I

The name of the corporation is:

SOCIAL INVESTMENT HOLDINGS, INC.

Article II

The principal place of business address:

2121 SW 3RD AVE.
SUITE 601
MIAMI, FL. 33129

The mailing address of the corporation is:

2121 SW 3RD AVE.
SUITE 601
MIAMI, FL. 33129

Article III

The purpose for which this corporation is organized is:

ANY AND ALL LAWFUL BUSINESS.

Article IV

The number of shares the corporation is authorized to issue is:

100000000

Article V

The name and Florida street address of the registered agent is:

KENNETH W TIMBROOK
2103 CORAL WAY
SUITE 200
MIAMI, FL. 33145

I certify that I am familiar with and accept the responsibilities of registered agent.

Registered Agent Signature: KENNETH TIMBROOK

P17000009861
FILED
January 30, 2017
Sec. Of State
tchang

Article VI

The name and address of the incorporator is:

KENNETH TIMBROOK
2103 CORAL WAY
SUITE 200
MIAMI, FL 33145

Electronic Signature of Incorporator: KENNETH TIMBROOK

I am the incorporator submitting these Articles of Incorporation and affirm that the facts stated herein are true. I am aware that false information submitted in a document to the Department of State constitutes a third degree felony as provided for in s.817.155, F.S. I understand the requirement to file an annual report between January 1st and May 1st in the calendar year following formation of this corporation and every year thereafter to maintain "active" status.

Article VII

The initial officer(s) and/or director(s) of the corporation is/are:

Title: P
ANDREW EAST
2121 SW 3RD AVE., SUITE 601
MIAMI, FL. 33129 US

Title: EC
JOHN E OXENDINE
2121 SW 3RD AVE., SUITE 601
MIAMI, FL. 33129 US

Title: VC
PATRICK RANGE JR.
2121 SW 3RD AVE., SUITE 601
MIAMI, FL. 33129 US

Title: D
RICHARD CORRIGAN
2121 SW 3RD AVE., SUITE 601
MIAMI, FL. 33129 US

Title: D
TIM PAPPAS
2121 SW 3RD AVE., SUITE 601
MIAMI, FL. 33129 US

Title: D
PATRICIA J BRAYNON
2121 SW 3RD AVE., SUITE 601
MIAMI, FL. 33129 US

Article VIII

The effective date for this corporation shall be:

01/27/2017